SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 1998


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     1-13669                         95-4654481
(State or Other Jurisdiction    (Commission                     (IRS Employer
of Incorporation)                File Number)                Identification No.)


                             3820 South Hill Street
                          Los Angeles, California 90037
                    (Address of Principal Executive Offices)

                                 (213) 234-9606
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

         Reference is made to the two press releases of Registrant, issued on October 19, 1998 and October 27, 1998, respectively, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 28, 1998                            TAG-IT PACIFIC, INC.



                                            By:   /s/ Francis Shinsato
                                                  ------------------------------
                                                  Francis Shinsato
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibits                                                             Page Number

99.1              Press Release dated October 19, 1998.                        5

99.2              Press Release dated October 27, 1998.                        6

99.3              Binding Letter of Understanding, dated October 14, 1998.     8

99.4              Side Letter Agreement, dated October 14, 1998.              13